SUPPLEMENT DATED NOVEMBER 14, 2003 TO THE
                                             POLICY PROSPECTUS DATED MAY 1, 2003

The following information supplements, and to the extent inconsistent therewith, replaces the information in your policy prospectus. Please retain this supplement and keep it with the prospectus for future reference.

EFFECTIVE NOVEMBER 17, 2003, the MFS Research Portfolio changed its name to the Merrill Lynch Large Cap Core Portfolio. Therefore, all references to the "MFS Research Portfolio" are replaced with "Merrill Lynch Large Cap Core Portfolio." Additionally, the subadviser and investment objective have changed; therefore the table in "The Variable Funding Options" is revised as follows:

THE TRAVELERS SERIES TRUST
 Merrill Lynch Large Cap      Seeks long-term         TAMIC
  Core Portfolio              capital growth. The     Subadviser: Merrill Lynch
                              Fund normally           Investment Managers, L.P.
                              invests in a
                              diversified
                              portfolio of equity
                              securities of large
                              cap companies
                              located in the
                              United States.





THIS SUPPLEMENT APPLIES TO: TRAVELERS CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE, TRAVELERS CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE 2000, AND TRAVELERS CORPORATE BENEFIT LIFE.

November 2003                                                            L-23082